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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 31, 2005
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                             VALUEVISION MEDIA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      MINNESOTA                       0-20243                     41-1673770
------------------------       ------------------------      -------------------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

         6740 SHADY OAK ROAD
       EDEN PRAIRIE, MINNESOTA                                   55344-3433
----------------------------------------                      -----------------
(Address of principal executive offices)                         (Zip Code)


                        Telephone Number: (952) 943-6000
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 31, 2005, we issued a press release discussing our results of operations and financial condition for our second fiscal quarter and six fiscal months ended July 30, 2005. A copy of the press release is furnished as Exhibit 99 hereto.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99       Press Release dated August 31, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 31, 2005                    VALUEVISION MEDIA, INC.



                                          By  Nathan E. Fagre
                                              ----------------------------------
                                              Nathan E. Fagre
                                              Senior Vice President and General
                                                Counsel


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                                  EXHIBIT INDEX

No.             Description                                                                    Manner of Filing
---             -----------                                                                    ----------------

99              Press Release dated August 31, 2005..........................................  Furnished
                                                                                               Electronically